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                                  EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference into the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated January 27, 1998, appearing on page 20 of the StaffMark, Inc. Annual Report on Form 10-K for the year ended December 31, 1997, and to all references to our firm included in this Registration Statement.



                                        /s/ ARTHUR ANDERSEN LLP
                                        ------------------------------------
                                        ARTHUR ANDERSEN LLP